UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2022 (June 10, 2022)
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The Scotts Miracle-Gro Company
(Exact name of registrant as specified in its charter)
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Ohio	001-11593	31-1414921
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

14111 Scottslawn Road	Marysville	Ohio	43041
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (937) 644-0011
Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 stated value	SMG	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2022, the Board of Directors (the “Board”) of The Scotts Miracle-Gro Company (the “Company”), upon the recommendation of the Nominating and Governance Committee of the Board (“Nominating Committee”), appointed Governor Brian E. Sandoval as a Class II member of the Board to fill a vacancy. As a Class II director, Governor Sandoval will hold office for a term scheduled to expire at the 2024 Annual Meeting of Shareholders of the Company. Upon the recommendation of the Nominating Committee, the Board also appointed Governor Sandoval to serve on the Board’s Nominating Committee and Innovation and Technology Committee. Upon the recommendation of the Nominating Committee, the Board determined that Governor Sandoval satisfies the applicable independence requirements set forth in the rules and regulations of the New York Stock Exchange and the Securities and Exchange Commission and has no material relationships with the Company or its subsidiaries other than through his service as a director of the Company.

In his capacity as a non-employee director of the Company, Governor Sandoval will receive the same compensation for 2022 as other non-employee directors of the Company, pro-rated to reflect the time he serves on the Board during the 2022 calendar year, which consists of cash retainer payments in the amount of $67,083 and a grant of restricted stock units (“RSUs”) with a grant date value of $122,500. The RSUs, which are granted under The Scotts Miracle-Gro Long-Term Incentive Plan, have a grant date of June 10, 2022 and will vest on February 4, 2023 (the "Vesting Date") provided that his Board service has continued at least through the date of the Company’s 2023 Annual Meeting of Shareholders if it is held prior to the Vesting Date, subject to accelerated vesting in the event of Governor Sandoval's death or disability.

A copy of the press release issued by the Company on June 13, 2022 announcing Governor Sandoval’s appointment as a director is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of businesses acquired:
Not applicable.
(b) Pro forma financial information:
Not applicable.
(c) Shell company transactions:
Not applicable.
(d) Exhibits:

Exhibit No.	Description
10.1	News Release issued by The Scotts Miracle-Gro Company on June 13, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY

Dated:	June 13, 2022	By:	/s/ IVAN C. SMITH
Printed Name: Ivan C. Smith
Title: Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated June 13, 2022
The Scotts Miracle-Gro Company

Exhibit No.	Description
10.1	News Release issued by The Scotts Miracle-Gro Company on June 13, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)